                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
    [ ] Confidential,  for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                TEGAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction: (5) Total fee paid:

[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form,  Schedule or Registration  Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                                   Tegal Corporation
                          2201 South McDowell Boulevard
                               Petaluma, CA 94954

             *IMPORTANT INFORMATION CONCERNING YOUR PROXY MATERIALS*

Dear fellow stockholders:

Please note that the time and date of Tegal Corporation's annual meeting of stockholders has been changed to 3:00 p.m. local time on Monday, September 8, 2003. References to the date of the stockholder meeting on the cover page, page 1 and the proxy card should read Monday, September 8, 2003.


                                                Sincerely,

                                                /s/ Michael L. Parodi

                                                Michael L. Parodi
                                                President and CEO